Amendment No. 1 to Security Agreement (this “Amendment”), dated as of January 30, 2007, among Technical Olympic USA, Inc., a Delaware corporation (“TOUSA”), each subsidiary of TOUSA signatory to the Security Agreement defined below as a Grantor (TOUSA and such subsidiaries, the “Grantors”) and Citicorp North America, Inc., a Delaware corporation, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

(1) TOUSA, as Administrative Borrower (the “Administrative Borrower”), certain of TOUSA’s subsidiaries party thereto as Subsidiary Borrowers (such subsidiaries together with the Administrative Borrower, the “Borrowers”), the Lenders (or their predecessors in interest), the Issuer, the Administrative Agent and certain other financial institutions in other agent capacities entered into that certain Amended and Restated Credit Agreement, dated as of January 30, 2007 (the “Credit Agreement”).

(2) The Grantors (other than TOUSA) entered into that certain Guaranty dated as of March 9, 2006 in favor of the Administrative Agent, the Issuers, the Lenders and each other holder of an Obligation (as defined in the Credit Agreement).

(3) The Grantors and the Administrative Agent are parties to the Security Agreement dated as of October 23, 2006 (the “Security Agreement”), under which each Grantor assigned and transferred to the Administrative Agent for its benefit and for the ratable benefit of the Issuers and the Lenders, and granted to the Administrative Agent for its benefit and for the ratable benefit of the Issuers and the Lenders, a security interest in, such Grantor’s right, title and interest in, to and under the Collateral as collateral security for the prompt and complete payment and performance when due of such Grantor’s Obligations.

(4) The Grantors and the Administrative Agent desire to amend the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01. Definitions. Capitalized terms used and not otherwise specifically defined in this Amendment shall have the meanings given or otherwise assigned to such terms in the Security Agreement.

Section 1.02. Certain Terms.

(a) The words “herein,” “hereof” and “hereunder” and similar words in this Amendment refer to this Amendment as a whole, and not to any particular Article, Section, subsection or clause in, this Amendment.

(b) Unless otherwise expressly indicated in this Amendment, references in this Amendment to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Amendment.

(c) References in this Amendment to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

(d) The term “including” when used in this Amendment means “including without limitation” except when used in the computation of time periods.

(e) In this Amendment, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”.

Section 1.03. No Presumption Against any Party. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. This Amendment has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

Section 1.04. Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

ARTICLE II

AMENDMENTS TO SECURITY AGREEMENT

Section 2.01. Additional Definitions. Section 1.1 of the Security Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

“Finished Lot Contracts” means a sale and purchase agreement for a Finished Lot between (a) the Administrative Borrower or any of its Restricted Subsidiaries and (b) an unrelated third party purchaser.

“Land/Lot Under Development Contracts” means a sale and purchase agreement for a Land/Lot Under Development between (a) the Administrative Borrower or any of its Restricted Subsidiaries and (b) an unrelated third party purchaser.

“Land Sale Contracts” means Finished Lot Contracts, Land/Lot Under Development Contracts and Unimproved Land Contracts.

“Linked Deposit Accounts” means the following Deposit Accounts maintained by Wachovia Bank National Association: (a) Account No. 200003341735 in the name of Engle Homes Delaware, Inc.; (b) Account No. 2000012137765 in the name of TOUSA Delaware Inc.; and (c) Account No. 2000029799620 in the name of TOUSA Funding, LLC.

“Unimproved Land Contracts” means a sale and purchase agreement for Unimproved Land between (a) the Administrative Borrower or any of its Restricted Subsidiaries and (b) an unrelated third party purchaser.

“U.S. Bank Accounts” means the following custodial accounts maintained by U.S. Bank: (a) Account No. 6728003659 in the name of Engle Homes Delaware, Inc.; (b) Account No. 6728020649 in the name of TOUSA Delaware Inc.; and (c) Account No. 6728020426 in the name of TOUSA Funding, LLC.

Section 2.02. Amendments to Existing Definitions.

(a) The definition of “Borrower Obligations” in Section 1.1 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower Obligations” means, with respect to any Borrower, without duplication, the collective reference to the Loans, the Letter of Credit Obligations and all other amounts owing by such Borrower to the Administrative Agent, any Issuer, any Lender, any Affiliate of any of them or any Indemnities, of every type and description, present or future, arising under the Credit Agreement, any other Loan Document, whether direct or indirect, including all letter of credit and other fees, interest, charges, expenses, attorneys’ fees and disbursements and other sums chargeable to such Borrower under the Credit Agreement or any other Loan Document.”

Section 2.03. Amendments to Granting Clause. Section 2 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Each Grantor hereby assigns and transfers to the Administrative Agent for its benefit and for the ratable benefit of the Issuers and the Lenders, and hereby grants to the Administrative Agent, for its benefit and for the ratable benefit of the Issuers and the Lenders, a security interest in, all of such Grantors’s right, title and interest in, to and under the following property, whether now existing or at any time hereafter acquired (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Contracts for Sale and Land Sale Contracts to which such Grantor is or is to become a party, including without limitation:

(i) all rights of such Grantor to receive monies due and to become due under or pursuant to such Contracts for Sale and Land Sale Contracts;

(ii) all rights of such Grantor under or in respect of any escrow, settlement or similar agreement entered into by such Grantor in connection with such Contracts for Sale and Land Sale Contracts, including without limitation, all rights of such Grantor to receive monies pursuant to any such escrow, settlement or similar agreement;

(iii) all claims of such Grantor for damages arising out of or for breach of or default under such Contracts for Sale and Land Sale Contracts; and

(iv) all rights of such Grantor to terminate, amend, supplement, modify or waive performance under such Contracts for Sale, to compel performance and otherwise to exercise all remedies thereunder;

(b) to the extent not covered by clause (a) of this Section 2, all Accounts arising from or relating to Contracts for Sale and Land Sale Contracts to which such Grantor is or is to become a party;

(c) to the extent not covered by clause (a) of this Section 2, all General Intangibles arising from or relating to Contracts for Sale and Land Sale Contracts to which such Grantor is or is to become a party;

(d) the Deposit Accounts set forth on Schedule 3 and each other Deposit Account now or hereafter maintained by such Grantor;

(e) all Securities Accounts now or hereafter maintained by such Grantor;

(f) all books and records pertaining to the foregoing; and

(g) all Proceeds, Supporting Obligations and products of any and all of the foregoing and all other collateral security and guarantees given by any Person with respect to the foregoing, including without limitation, Proceeds of Contracts for Sale and Land Sale Contracts constituting Escrow Proceeds Receivables and any other escrowed funds relating to a Contract for Sale and Land Sale Contract;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of security in any Contract for Sale, Land Sale Contract or other General Intangible to the extent that such grant of a security interest is prohibited by, constitutes a breach or default under, results in the termination of, or requires any consent not obtained under, such Contract for Sale, Land Sale Contract or General Intangible except to the extent the relevant term in such Contract for Sale, Land Sale Contract or General Intangible providing for such prohibition, breach, default or termination or requiring such consent is ineffective under any applicable law.

Section 2.04. Amendments to Contracts Representations. Section 3.4(a) and Section 3.4(b) of the Security Agreement is hereby amended by deleting the reference to “Contract for Sale” therein and replacing “Contract for Sale and Land Sale Contract” in lieu thereof.

Section 2.05. Amendments to Contracts Covenants. Section 4.4(c) of the Security Agreement is hereby amended by deleting the reference to “Contract for Sale” therein and replacing “Contract for Sale or Land Sale Contract” in lieu thereof.

Section 2.06. Amendments to Deposit Account Provisions. Section 4.5 of the Security Agreement is hereby amended by inserting the following at the end thereof:

“; and provided, further, that the provisions of this Section 4.5 shall not apply to (i) any U.S. Bank Account so long as (x) such U.S. Bank Account continues to be a custodial account and does not constitute a Deposit Account or Securities Account and (y) the custodian of such U.S. Bank Account remains under written instruction by an authorized officer of the customer of such U.S. Bank Account to automatically transfer any cash that is deposited in such U.S. Bank Account to a Linked Deposit Account (or such other Deposit Account as to which the Administrative Agent shall have entered into an agreement which provides the Administrative Agent with “control” (as such term is defined under the New York UCC) with respect to such Deposit Account) and (ii) any Deposit Account and Securities Account maintained with the Administrative Agent over which the Administrative Agent has, by operation of law, obtained “control” (as such term is defined under the New York UCC).”

Section 2.07. Amendments to Right to Appoint a Receiver. The first sentence of Section 6.3 of the Security Agreement is hereby amended by deleting the reference to “the Borrower” therein and replacing “the Administrative Borrower” in lieu thereof.

Section 2.08. Amendments to Reliance by Administrative Agent. Subsections (a), (b) and (e) of Section 7.7 of the Security Agreement is hereby amended by deleting references to “the Borrower” therein and replacing “the Administrative Borrower” in lieu thereof.

Section 2.09. Amendments to Co-Administrative Agent. Section 7.12(b)(v) of the Security Agreement is hereby amended by (a) deleting the reference to “the Borrower” in the first sentence thereof and replacing with “the Administrative Borrower, on behalf of the other Grantors,” and (b) deleting the reference to “the Borrower” in the second and third sentences thereof and replacing with “the Administrative Borrower.”

Section 2.10. Amendments to Notice Provisions. Section 8.1 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Notices. All notices, requests and demands of any Borrower or the Administrative Agent hereunder shall be effected in the manner provided for in Section 10.8 of the Credit Agreement.”

Section 2.11. Amendments to Service of Process. The first sentence of Subsection (b) of Section 8.11 of the Security Agreement is hereby amended by deleting the reference to “the Borrower” therein and replacing “the Administrative Borrower” in lieu thereof.

Section 2.12. Amendments to Additional Grantors. Section 8.14 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“Additional Grantors. Each Subsidiary of the Administrative Borrower that is required to become a party to the Credit Agreement as an additional Subsidiary Borrower pursuant to Section 6.13 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Exhibit A.”

Section 2.13. Amendments to Schedules. Schedule 3 attached to the Security Agreement is hereby amended by: (a) deleting the reference to the U.S. Bank Accounts set forth therein; and (b) inserting in lieu thereof the information set forth on Exhibit A attached hereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, each Issuer and each Lender that, as of the Amendment Effective Date, and after giving effect to this Amendment:

(a) the representations and warranties made by such Grantor in Section 3 of the Security Agreement are true and correct on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

EFFECTIVENESS

Section 4.01. Conditions to Effectiveness. This Amendment will become effective on and as of the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been first satisfied (unless waived by the Requisite Lenders):

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated as of the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed and delivered by each Grantor and the Administrative Agent;

(ii) such other certificates, documents, agreements and information respecting any Grantor that the Administrative Agent may reasonably request.

(b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent all fees and expenses due and payable on or before the Amendment Effective Date.

Section 4.02. References to Agreement. The Security Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Amendment Effective Date. Any references in the Security Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Security Agreement, to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the Amendment Effective Date, mean and be a reference to the Security Agreement as amended hereby.

Section 4.03. Continued Effectiveness; Ratification of Security Agreement. The Security Agreement, as modified by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.04. Reservation of Rights. This Amendment shall be effective only in the specific instance and for the specific purpose for which given. The Lenders, the Issuers and the Administrative Agent expressly reserve the right to exercise any remedies they may have under the Security Agreement at any time without notice to any Grantor or any other person or entity other than as required in the Security Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all parties shall be lodged with the Administrative Borrower and the Administrative Agent.

Section 5.02. Fees, Costs and Expenses. TOUSA agrees upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent’s reasonable internal and external audit, legal, appraisal, valuation, filing, lien search, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, after receipt of invoice documentation, the reasonable fees, expenses and disbursements of the Administrative Agent’s external counsel, local legal counsel, auditors, accountants, appraisers, printers, insurance, environmental advisors and other consultants and agents) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the documents contemplated hereby, including the control agreements with respect to the Linked Deposit Accounts.

Section 5.03. Loan Document. This Amendment shall be deemed to be a Loan Document.

Section 5.04. Additional Grantor. By executing and delivering this Amendment, LB/TE #1, LLC hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth on Exhibit B hereto is hereby added to the information set forth in the Schedules to the Security Agreement. LB/TE #1, LLC hereby represents and warrants that each of the representations and warranties applicable to it contained in Section 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Amendment) as if made on and as of such date.

Section 5.05. Binding Effect. This Amendment shall become effective when it shall have been executed by the Grantors and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Grantor, the Administrative Agent, each Lender, the Issuer and, in each case, their respective successors and assigns.

Section 5.06. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 5.07. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York sitting in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 5.08. WAIVER OF JURY TRIAL. EACH GRANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Grantors:

TECHNICAL OLYMPIC USA, INC.

By:     /s/ Randy Kotler
Name: Randy Kotler
Title: SVP and Chief Accounting Officer

GRANTORS (continued):

ENGLE HOMES DELAWARE, INC.

ENGLE HOMES RESIDENTIAL CONSTRUCTION, L.L.C.

ENGLE/JAMES LLC

MCKAY LANDING LLC

NEWMARK HOMES PURCHASING, L.P.

NEWMARK HOMES, L.L.C.

NEWMARK HOMES, L.P.

PREFERRED BUILDERS REALTY, INC.

SILVERLAKE INTERESTS, L.C.

TOI, LLC

TOUSA, LLC

TOUSA ASSOCIATES SERVICES COMPANY

TOUSA DELAWARE, INC.

TOUSA FUNDING, LLC

TOUSA HOMES, INC.

TOUSA HOMES, L.P.

TOUSA HOMES INVESTMENT #1, INC.

TOUSA HOMES FLORIDA, L.P.

TOUSA HOMES INVESTMENT #2, INC.

TOUSA HOMES INVESTMENT #2, LLC

TOUSA REALTY, INC.

TOUSA INVESTMENT #2, INC.

TOUSA HOMES ARIZONA, LLC

TOUSA HOMES COLORADO, LLC

TOUSA HOMES NEVADA, LLC

TOUSA HOMES MID-ATLANTIC HOLDING, LLC

TOUSA HOMES MID-ATLANTIC, LLC

TOUSA MID-ATLANTIC INVESTMENT, LLC

TOUSA VENTURES, LLC

TOUSA/WEST HOLDINGS, INC.

LORTON SOUTH CONDOMINIUM, LLC

ENGLE HOMES COMMERCIAL CONSTRUCTION, LLC

LB/TE #1, LLC

By:     /s/ Randy Kotler
Name: Randy Kotler
Title: VP and Treasurer

GRANTORS (continued):

NEWMARK HOMES BUSINESS TRUST

By:     /s/ Randy Kotler
Name: Randy Kotler
Title: Managing Trustee

ADMINISTRATIVE AGENT:

CITICORP NORTH AMERICA, INC., as Administrative

Agent

By: /s/ Marni McManus

Name: Marni McManus Title: Vice President

				State in which
Legal Owner Account Number		Financial Institution		Account Name	Account is Located
Engle Homes Delaware, Inc.	200003341735	Wachovia Bank, National Association	Engle Homes Delaware Inc.	Delaware

TOUSA Delaware Inc.	2000012137765	Wachovia Bank, National Association	TOUSA Delaware Inc.	Delaware

TOUSA Funding LLC	2000029799620	Wachovia Bank, National Association	TOUSA Funding LLC	Delaware

Schedule 1

NAME OF FILING AND
JURISDICTION
REQUIRED TO PERFECT
THE SECURITY
NAME	STATE OF INCORPORATION	INTEREST
LB/TE #1, LLC	Florida	UCC-1 filing with the Florida Secured Transaction Registry in the State of Florida

Schedule 2

ORGANIZATIONAL
	FORMER NAME AND				IDENTIFICATION
	ADDRESS OF CHIEF				NUMBER FOR
NAME AND ADDRESS OF	EXECUTIVE OFFICE				JURISDICTION OF
CHIEF EXECUTIVE	(WITHIN PREVIOUS 5		JURISDICTION OF	FOREIGN	DOMESTIC
OFFICE	YEARS)	TYPE OF ORGANIZATION	ORGANIZATION	QUALIFICATIONS	ORGANIZATION
LB/TE #1, LLC 4000 Hollywood Blvd., Ste. 500N Hollywood, FL 33021	N/A	Limited Liability Company	Florida	N/A	L06000107142

Schedule 3

None